                                                                Exhibit 10.3


                               WARRANT AGREEMENT

        WARRANT AGREEMENT, dated as of January 19, 1996 (the "Agreement"), among Global Telesystems Group, Inc., a Delaware corporation (the "Company"), The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P. ("CFM" and together with OSI and permitted assignees of OSI and CFM, the "Holders" and individually, a "Holder").

        WHEREAS the Company proposes to issue and deliver its warrant certificates ("Warrant Certificates") evidencing an aggregate of 2,222,222 warrants (the "Warrants"), each to purchase one share of common stock, par value $0.0001 per share, of the Company ("Company Stock") in connection with the Senior Promissory Notes dated as of the date hereof (the "Notes") in the aggregate principal amount of thirty million ($30,000,000) dollars, issued by the Company to the Holders, pursuant to, and subject to the terms and conditions of, that certain Senior Note Purchase Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among the Company and the Holders.

        NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and each Holder, the Company and each Holder agree as follows:

        1. Certain Definitions. The following terms, as used in this Agreement, have the following meanings:

                (a) "Affiliate" has the meaning set forth in the Note Purchase Agreement.

                (b) "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York city are closed for general business.

                (c) "Common Stock" has the meaning set forth in the preamble.

                (d) "Exercise Period" means the period beginning on the date of issuance of the Warrants and ending at 5 p.m. New York City time on the sixth anniversary of such date.

                (e) "Exercise Price" means $15.40 per share subject to a reduction to $14.00 per share if all amounts payable under the Notes have not been repaid in full on or before December 31, 1996 and subject to further adjustment as provided in
Section 4.

                (f) "Expiration Date" for the Warrants means the last day of the Exercise Period.

                (g)     "Holder" has the meaning set forth in the preamble.

                (h)     "Notes" has the meaning set forth in the Recital.

                (i) "Notes Purchase Agreement" has the meaning set forth in the Recital.

                (j) "Person" means any individual, corporation, limited liability company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                (k) "Register" has the meaning set forth in Section 7(b) of this Agreement.

                (l) "Transfer Restriction Termination Date" has the meaning set forth in Section 7(a) of this Agreement.

                (m) "Underlying Common Stock" means the shares of Common Stock purchasable by the Holder upon the exercise of the Warrants.

                (n)     "Warrants" has the meaning set forth in the preamble.

                (o) "Warrants Certificates" means the certificates evidencing the Warrants.

        2. Issue of Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A (including legends and endorsements as set forth in Exhibit A and as are not inconsistent with the provisions of this Agreement, the Notes and the Note Purchase Agreement) and shall be dated the date on which signed by an authorized signatory of the Company. Warrant Certificates evidencing the Warrants may be executed by any authorized officer of the Company. Warrant Certificates evidencing 1,851,852 Warrants shall be delivered in the name of OSI and Warrant Certificates evidencing 370,370 Warrants shall be delivered in the name of CFM upon execution of this Agreement.

        3.      Exercise Price, Exercise of Warrants.

                (a) Exercise Price. Each Warrant shall entitle the respective Holder of such Warrant, subject to the provisions of this Agreement, to purchase one share of Common Stock at a purchase price per share equal to the Exercise Price.

                (b)     Exercise of Warrants Generally.

                        (1) Exercise During Exercise Period. All Warrants not exercised during the Exercise Period shall expire at 5 p.m. New York City time on the Expiration Date.

                        (2) Liquidation Event. If, at any time prior to the Expiration Date, the Company is to be liquidated, the Company shall give written notice thereof to the Holder at the earliest practicable time; provided, however, that, if the Company is to be liquidated in accordance with the provisions of its Certificate of Incorporation, such notice shall be given no less than 30 days prior to the date on which such liquidation is expected to become effective.

                        (3) Method of Exercise; Payment of Exercise Price. In order to exercise any or all of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender the Warrant Certificate to the Company for exercise, with the reverse side of the Warrant Certificate duly executed, together with any required payment of the Exercise Price for each share of Underlying Common Stock to which such Holder is entitled, each such payment of the Exercise Price to be made by check or wire transfer in immediately available funds to an account designated by the Company; provided that such Holder, in its sole discretion, may deduct or offset from such payment any amounts outstanding under the Notes (to the extent such amounts are then due and payable (after giving effect to applicable grace periods) to such Holder). If a Holder elects to deduct or offset from such payments all or a portion of the principal amount outstanding under the Note held by such Holder, such Holder shall surrender its Note to the Company and if, following such deduction or offset, any principal amount remains outstanding to such Holder, the Company shall simultaneously issue to such Holder a note payable to the order of such Holder in a principal amount equal to such remaining outstanding amount with terms and provisions otherwise identical to the terms and provisions of such Holder's original Note. If a Holder elects to exercise only a portion of the Warrants represented by the Warrant Certificate or Certificates registered in the Register in its name, then the remaining portion of such Warrants shall be registered in the Register in such name or names (subject to the limitation set forth in Section 7) as may be directed in writing by such Holder and shall be returned to such Holder in the form of a new Warrant Certificate for the number of Warrants that were not surrendered and with terms and provisions otherwise identical to the terms and provisions of such Holder's original Warrant Certificate. Upon surrender of a Warrant Certificate and the payment of the Exercise Price in conformity with the foregoing provisions, the Company shall promptly, but in no event later than five Business Days after the Payment of the Exercise Price of the Warrants by such Holder, issue to the Holder of such Warrant Certificate share certificates representing the Underlying Common Stock to which such Holder or the name or names of such Affiliates of such Holder as may be directed in writing by the latter, and shall deliver such share certificates to the Person or Persons entitled to receive the same. Such shares shall be deemed issued and outstanding on the date the Warrant is exercised and the Exercise Price is paid to the Company, and the share certificates shall be dated as of such date and the Holder shall be entitled to exercise all of the rights of a shareholder as of such date.

     (c) Exercise by Surrender of Warrant; Cashless Exercise. In addition to the method of exercise set forth in Section 3(b)(3) above and in lieu of any cash payment required thereunder, each Holder, at its sole discretion, shall have the right at any time and from time to time to exercise the Warrants in full or in part (provided that any exercise in part shall be in a minimum amount of 50,000 Warrants or such lesser number of Warrants as may then be held by such Holder) by surrendering its Warrant Certificate in the manner specified in Section 3(b)(3) in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the difference between the fair market value of a share at exercise (as defined hereafter) of the Common Stock less the Exercise Price and the denominator of which is such fair market value. As used herein, "fair market value" shall mean
(A) (x) the average of the closing prices of the Common Stock sales on all domestic exchanges on which the Common Stock may at the time be listed, or, (y) if, there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, (B) if on any day the Common Stock shall not be so listed, (x) the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 p.m. New York City time, or (y) if on any day the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation

Bureau, Incorporation or any similar successor organization, in each case under
(A) and (B) above averaged over the period of 15 consecutive Business Days immediately prior to the date of exercise; provided that if the Common Stock is listed on any domestic exchange the term "Business Days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the fair market value shall be the fair market value as of the date of exercise, determined by a reputable investment banking firm selected by the Holder exercising its Warrants pursuant to this Section 3(c) and acceptable to the Company.

        4. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                (a) In the event, at any time and from time to time, the Company shall issue additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable with additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) with respect to Common Stock or effect a split or subdivision of the outstanding shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased, and the number of Underlying Common Stock shall be proportionately adjusted so that, to avoid dilution of each Holder's position, each Holder shall thereafter be entitled to receive at such adjusted price an additional number of shares of the Company's Common Stock which such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event. If a dividend is declared and such dividend is not paid, the Exercise Price shall again be adjusted to be the Exercise Price in effect immediately prior to such record date.

                (b) If, at any time, the Company issues any additional shares of Common Stock (or other securities convertible into or exchangeable for Common Stock) for a price lower than $15.40 per share, the Exercise Price with respect to the Warrants shall be automatically and immediately reduced to such lower price, without any action or request on the part of either Holder. The Company shall notify each Holder of such reduced Exercise Price in writing prior to any such issuance of additional shares of Common

Stock (or other securities convertible into or exchangeable for Common Stock); provided that, if the Company should enter into any agreement in connection with such issuance of additional shares of Common Stock (or other securities convertible into or exchangeable for Common Stock), the Company shall immediately notify each Holder in writing thereof and, upon such issuance of shares of Common Stock (or other securities convertible into or exchangeable for Common Stock), the Exercise Price shall be automatically reduced to such reduced Exercise Price, effective retroactively to the effective date of such agreement, whether or not the Warrants have been exercised during the time period between the effective date of such agreement and the date of such issuance (and if the Warrants have been exercised during such period, the Company shall promptly pay to such Holder the difference between the payment made by such Holder on such exercise and the payment that would have been required if the Warrants were exercised at such reduced Exercise Price). Notwithstanding the foregoing, the Exercise Price shall not be reduced as contemplated by this Section 4(b) in connection with the issuance by the Company of compensatory stock options to the extent that (i) the exercise price of such compensatory stock options is not more than ten percent (10%) lower than $15.40 and (ii) such compensatory stock options, in the aggregate, shall represent a right to purchase not more than two percent (2%) of the Common Stock in any year (provided that in fiscal year [1995/1996] such compensatory stock options issued to the Company's employees shall represent a right to purchase in total not more than 850,000 shares of the Common Stock.

                (c) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Underlying Common Stock shall be proportionately adjusted so that each Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such before such date, the aggregate number of shares of Common Stock which each Holder would have owned upon such exercise and been entitled to receive, if such Warrant had been exercised immediately prior to the happening of such combination or consolidation.

                (d) In the event of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation or entity (other than any merger or sale which does not result in any reclassification or change in the relative right or preference of the outstanding shares), the Warrants shall thereafter be exercisable for the number of shares of capital stock or other securities or property that was delivered at the time of such consolidation, merger or conveyance to a holder of shares of Common Stock equal in number to the shares of Underlying Common Stock that would have been deliverable to such Holder if such Holder had exercised the Warrants immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests of each Holder thereafter, to the end that the provisions set forth herein (including provisions with respect to adjustments in the Exercise Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the exercise of Warrants. At the request of either Holder, the resulting or surviving entity in any such consolidation or merger, if other than the Company, shall acknowledge in writing such Holder's rights hereunder.

        5. Loss or Mutilation. Upon receipt by the Company of a notice of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall deliver to the Holder of such Warrant Certificate, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants.

        6. Reservation and Authorization of Common Stock. The Company shall, at all times until the Warrants have been exercised or have expired, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as is sufficient for the purpose permitting the exercise in full of all outstanding Warrants.

        7.      Limitations on Transfer; Warrant Transfer Books.

                (a) Subject to the following provisions of this Section 7, the Warrants may be sold, transferred, pledged, assigned, hypothecated or otherwise dispose of (collectively, "transferred") to Affiliates of each of OSI or CFM or to TCG or its Affiliates at any time after the earlier of (i) the date on which the Shareholder Financing is consummated and (ii) the date on which the Shareholder Financing can no longer be consummated due to the failure by

Capital Research International to either (x) provide a written commitment in respect of such financing within the applicable time period or (y) disburse such financing to the Company within the applicable time period; provided that if at any time prior to the Transfer Restriction Termination Date, any such transferee ceases to be an Affiliate of OSI or CFM or TCG, it shall promptly transfer the Warrants to OSI, CFM or TCG or to an Affiliate of OSI, CFM or TCG. In addition to such transfers, but subject to the following provisions of this Section 7, the Warrants may be transferred by any Holder thereof to any Person, whether or not such Person is an Affiliate of OSI, CFM or TCG after the earlier of (A) January 19, 1999, or (B) the date on which the Underlying Common Stock has been registered under an effective registration statement with the Securities and Exchange Commission ("SEC") (such earlier date being the "Transfer Restriction Termination Date"). Transfers of the Warrants under this Section 7 shall be in a minimum amount of 50,000 Warrants or such lesser number of Warrants as may then be held by the Holder thereof.

        (b) The Company shall cause to be kept at the Principal executive office of the Company a register (the "Register") in which the Company shall provide for the registration of Warrant Certificates and transfers or exchanges of Warrants as herein provided.

        (c)     In order to effect any Transfer of any Warrants under this
Section 7, the Warrant Certificate evidencing such Warrants shall be surrendered at the principal executive office of the Company for registration of transfer in the Register. Every Warrant Certificate surrendered for registration of transfer shall be duly endorsed and the Form of Assignment contained therein completed and duly executed by the Holder thereof. In addition, upon the surrender of a Warrant Certificate for registration of transfer prior to the Transfer Restriction Termination Date, there shall be delivered to the Company a certificate of an officer of the surrendering Holder certifying (i) that the transferee is OSI, CFM or TCG or an Affiliate of OSI, CFM or TCG, (ii) that the transfer is not in violation of this Agreement and
(iii) that the transfer is pursuant to an exemption from registration under the Securities Act of 1933. Prior to the registration of the Underlying Common Stock pursuant to an effective registration statement filed with the SEC, the Company may also require, upon the surrender of a Warrant Certificate for registration of transfer to any Person other than OSI, CFM or TCG or an Affiliate of OSI, CFM, or TCG, delivery of an opinion of counsel, reasonably satisfactory to the Company, stating that an exemption from registration under the Securities Act of 1933, as amended, is available in connection with such transfer and that the proposed transferee is not an (i) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary" of a "holding company," or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (iii) a "public utility," as such term is defined in the Federal Power Act, as amended.

                 (d) Upon the Company's receipt of a duly endorsed Warrant Certificate (with the Form of Assignment contained therein duly executed), together with any certificate or opinion required to be delivered therewith to the Company pursuant to Section 7(c), the Company shall (i) accept such Warrant Certificate and (ii) record the information contained therein in the Register. Within five Business Days after such receipt, the Company, at its own expense, shall execute and deliver to the transferee thereof, in exchange for the surrendered Warrant Certificate, a new Warrant Certificate registered in the name of such transferee and evidencing the number of Warrants transferred to such transferee, and if the transferring Holder has retained any Warrants, a new Warrant Certificate registered in the name of such transferring Holder and evidencing the number of Warrants retained by it hereunder. Such new Warrant Certificate shall be signed by an authorized officer of the Company, shall be dated and effective as of the effective date specified in the Form of Assignment for such transfer and shall otherwise be in substantially the form of Exhibit A hereto. Upon surrender for registration of transfer of any Warrant Certificate in accordance with Section 7(c) and acceptance and recording thereof by the Company in the Register in accordance with this Section 7(d),
(x) the transferee thereunder shall be a party hereto, and shall have all the rights and obligations of a Holder hereunder and shall be entitled to the benefits of a Holder under this Agreement and (y) the Holder transferor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish the rights and be released from the obligations under this Agreement (and, in the case of a transfer of all or the remaining portion of a transferring Holder's rights and obligations under this Agreement, such Holder shall cease to be a party hereto).

                 (e) At the option of any Holder, Warrant Certificates may be exchanged by surrendering such Warrant Certificate, duly endorsed by the Holder thereof, at the principal executive office of the Company. Whenever any Warrant Certificate is so surrendered for exchange by a Holder, the Company, at its own expense, shall execute and deliver to such Holder a new Warrant Certificate registered in the name of such Holder and evidencing the same number of

Warrants as the surrendered Warrant Certificate. Each new Warrant Certificate issued under this Section 7(e) upon surrender of a Warrant Certificate for exchange shall be the valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for exchange.

                 (f) No service charge shall be made for any registration of transfer of, or exchange of, any Warrant Certificate; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection such registration of transfer or exchange.

           8. No Voting or Dividend Rights. Prior to the exercise of the Warrants, the Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive right, but the Holder shall receive all notices sent to shareholders of the Company, including any notice of meetings of shareholders, and shall have the right to attend or observe such meetings and the Holder shall be entitled to the full benefit of and to exercise all rights of first offer as set forth in the Registration Rights Agreement (as defined in the Note Purchase Agreement).

           9. Cancellation of all Prior Warrant Agreements and Warrant Certificates/Relinquishment of Warrants.

                 (a) Cancellation of All Prior Warrant Agreements and Warrant Certificates. The execution of this Agreement by the Holders represents good and valuable consideration for the full release and discharge by OSI of the Company from, and full cancellation of, all of the Company's obligations to issue shares of Common Stock under (i) the December 8 Warrant Agreement (as defined in the Note Purchase Agreement), (ii) the December 20 Warrant Agreement (as defined in the Note Purchase Agreement), (iii) Warrant Certificate No. 1 of the Company issued to OSI on December 8, 1995 and (iv) Warrant Certificate No. 2 of the Company issued to OSI on December 20, 1995, and all such Warrant Agreements and Warrants are hereby canceled and shall be of no further force and effect. Upon execution of this Agreement by the Purchasers, the Purchasers shall deliver such cancelled Warrants to the Company

                 (b) Relinquishment of Warrants. Subject to the following provisions of this Section 9(b), if the Company shall make any mandatory prepayment of the Notes pursuant to Section 10.2 of the Note Purchase Agreement, the Holders shall promptly (but in no event later than five

Business Days following the date of such prepayment) relinquish for cancellation in the aggregate 74,074 of the Warrants for each $1 million in principal amount of the Notes so prepaid, by surrendering the Warrant Certificates evidencing such Warrants at the principal executive office of the Company; provided that such Warrants shall be relinquished for cancellation by the Holders on a pro rata basis, based on the proportion (expressed as a percentage) that the total principal amount outstanding under each Note bears to the total aggregate principal amount outstanding under both of the Notes. Within five Business Days of the Company's receipt of any Warrant Certificate surrendered by a Holder pursuant to this Section 9(b), the Company shall, at its own expense, execute and deliver to such Holder a new Warrant Certificate registered in the name of such Holder and evidencing the number of Warrants not relinquished for cancellation hereunder and, upon execution and delivery of such new Warrant Certificate, the Company shall mark the surrendered Warrant Certificate "Cancelled." Each new Warrant Certificate issued under this Section 9(b) shall be executed by an authorized officer of the Company, shall be dated the date on which executed by such authorized officer, and shall otherwise be in substantially the form of Exhibit A hereto.

           10. Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be sufficiently given or made upon receipt thereof, if made by personal delivery or facsimile transmission (with confirmed receipt thereof) followed by a hard copy, or four Business Days after mailed, if sent by first-class mail, postage prepaid, or on the next Business Day, if sent by overnight courier, addressed to the Holder or the Company, as the case may be, at their respective addresses below, or such other address as shall have been furnished in accordance with this Section 10 to the party giving or making such notice, demand or delivery:

                 (a)   If to the Company, to it at:

                       Global TeleSystems Group, Inc.
                       1751 Pinnacle Drive
                       North Tower 12th Floor
                       McLean, Virginia 22102

                       Attention: General Counsel

                 (b)   If to OSI, at:

                       The Open Society Institute
                       888 Seventh Avenue, Suite 3100
                       New York, New York 10106

                       Attention: Kenneth Anderson, Esq.

                 (c)   If to CFM, at

                       Chatterjee Fund Management, L.P.
                       888 Seventh Avenue, Suite 3100
                       New York, New York 10106

                       Attention: Kenneth Anderson, Esq.

                       Provided that notices to OSI or CFM shall be deemed to be delivered to OSI and CFM if sent to TCG in accordance with the provisions of this Section 10 at:

                       888 Seventh Avenue, Suite 3000
                       New York, New York 10106

                       Attention: Peter Hurwitz, Esq.

                       In each case of delivery or deemed delivery to OSI or CFM, with a copy to:

                       Soros Fund Management
                       888 Seventh Avenue, Suite 3300
                       New York, New York 10106

                       Attention: Michael Neus, Esq.
                                  and Peter Hurwitz, Esq.

           11. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York. The Company and the Holders hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

           12. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

           13. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holders, each future holder of the Warrants and the Company.

           16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  GLOBAL TELESYSTEMS GROUP, INC.

                                  By   /s/ N.S. Molberger
                                     ----------------------------------------
                                     Name: N.S. Molberger


                                  THE OPEN SOCIETY INSTITUTE

                                  By   /s/ Arveh Neier
                                     ----------------------------------------
                                     Name: ARVEH NEIER




                                  CHATTERJEE FUND MANAGEMENT, L.P.

                                  By   /s/ P. Chatterjee
                                     ----------------------------------------
                                     Name: P. Chatterjee

                                                                       EXHIBIT A

                      FORM OF FACE OF WARRANT CERTIFICATE

           THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER
            SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
           "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT
           TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii)
          TO THE EXTENT APPLICABLE PURSUANT TO RULE 144 UNDER THE ACT
               (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE
              DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN
                   EXEMPTION FROM REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW
                        (INCLUDING, WITHOUT LIMITATION,
                      REGISTRATION OF THE TRANSFER TO THE
                     TRANSFEREE IN THE COMPANY'S REGISTER)

                       WARRANTS TO PURCHASE COMMON STOCK
                       OF GLOBAL TELESYSTEMS GROUP, INC.

No.__________                            ___________________________Warrants

                 This certifies that ____________________________________ is the owner of the number of Warrants set forth above, each of which represents the right to purchase from GLOBAL TELESYSTEMS GROUP, INC., a Delaware corporation (the "Company"), one share of common stock, par value $0.0001 per share, of the Company ("Common Stock"), subject to adjustment as set forth in the Warrant Agreement referred to below, at the exercise price (the "Exercise Price") of $15.40, subject to a reduction to $14.00 if all amounts payable under the Notes have not been repaid in full on or before December 31, 1996 and subject to further adjustment as set forth in the Warrant Agreement. As provided in the Warrant Agreement and subject to the terms and conditions set forth therein, the Warrants are exercisable by surrender of this Warrant Certificate at the office of the Company at Global TeleSystems Group, Inc., 1751 Pinnacle Drive, North Tower, 12th Floor, McLean, Virginia 22102, with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by check or wire transfer in immediately available funds to an account designated by the Company) of the Exercise Price for the number of shares of Common Stock as to which the Warrant(s) represented by this Warrant Certificate are exercised, or by surrender of this Warrant Certificate at the same address in lieu of cash payment. The Warrants will expire at 5 p.m. New York City time, and this Warrant Certificate shall be void and all rights represented hereby shall cease, on the Expiration Date.

           This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of January _, 1996, as it may be amended, supplemented or otherwise modified from time to time (as so amended, supplemented or modified, the "Warrant Agreement"), among the Company, The Open Society Institute and Chatterjee Fund Management, L.P. and subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part
hereof.   Reference is hereby
made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address: Global TeleSystems Group, Inc., 1751 Pinnacle Drive, North Tower, 12th Floor, McLean, Virginia 22102, attention of the General Counsel.

           The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the Exercise Price are subject to adjustment as set forth in the Warrant Agreement.

           All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable.

           Subject to the terms of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the Holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed and with the Form of Assignment contained herein completed and duly executed by such Holder, together with certificates and opinions as are required by the Warrant Agreement, and upon, payment of any necessary transfer tax or other governmental charge imposed upon such transfer. As set forth in the Warrant Agreement, upon any partial transfer, the Company shall issue and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

Dated: January _, 1996

                                             GLOBAL TELESYSTEMS GROUP, INC.

                                             By
                                               -----------------------------
                                               Name:
                                               Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To: Global TeleSystems Group, Inc.

                 The undersigned irrevocably exercises ________ of the Warrants evidenced by this warrant Certificate for the purchase of shares of Common Stock, par value $0.0001 per share, of GLOBAL TELESYSTEMS GROUP, INC. and herewith:

_______          (a)      makes payment of $__________(such payment being made
         by bank check or wire transfer in immediately available funds to the account designated by Global TeleSystems Group, Inc. and constituting the Exercise Price (as defined in the Warrant Agreement) for the shares as to which the Warrants evidenced by this Warrant Certificate are exercised); or

_______          (b)      surrenders this Warrant Certificate in lieu of cash
         payment in accordance with the terms of Section 3(c) of the Warrant Agreement, all on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to.

                 The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Global TeleSystems Group, Inc. and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:              ,
     -------------- ----------

                                               -----------------------------
                                               Signature of Owner

                                               -----------------------------
                                               (Street Address)

                                               -----------------------------
                                               (City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by
the within Warrant Certificate to be issued to:

Please insert identifying number:

Name:

Street Address:

City, State and Zip Code:



------------------

1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT

                 FOR VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers, effective as of _____, unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

         Names of                          Identifying              Number of
         Assignees        Address      Number of Assignee(s)        Warrants

and does hereby irrevocably constitute and appoint ______________________ the undersigned's attorney to make such transfer on the books of Global TeleSystems Group, Inc. maintained for that purpose, with full power of substitution. The assignment is subject in all respects to the terms of the Warrant Agreement referred to in the Warrant Certificate of which this Form of Assignment is a part.

                 The Assignee represents and warrants that it is not (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or (c) a "public utility", as such term is defined in the Federal Power Act, as amended.

Dated:              ,
      -------------- --------


                                               -----------------------------
                                               [Assignor]


-----------------------------
[Assignee]




---------------------

1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.